UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-00159)

Exact name of registrant as specified in charter:	Putnam Investors Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2011

Date of reporting period: August 1, 2010 — January 31, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

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Putnam Investors Fund

Semiannual report
1|31|11

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Investors
Fund

Semiannual report
1 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and most economies around the world have continued to strengthen in early 2011, building on last year’s solid growth. The U.S. stock market added gains, delivering one of the best January returns in several years. Investors are encouraged by positive economic data, healthy corporate earnings, extended tax cuts, and historically low interest rates. Bond markets remain mixed, however, as U.S. Treasury yields have risen from their historic lows and investors have sought returns in riskier asset classes.

Putnam’s investment team maintains a positive outlook for U.S. equities in 2011, encouraged by steadily improving conditions in both the economy and in corporate America. The global outlook is less certain, with ongoing European debt issues, signs of inflation in emerging markets, and recent political uprisings in Egypt and other countries. While these global developments may well lead to future market volatility, we also believe that an active, research-focused manager like Putnam can uncover opportunities for shareholders in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Investing in America’s large, growing companies

Putnam Investors Fund was founded in 1925 — the age of Model-T Fords, jazz, and the boundless optimism of one of the great American bull markets. Today, more than 85 years later, the fund continues to target leading American businesses, armed with the flexibility to invest across a range of stocks.

In the tradition of successful American stockpickers, the fund’s portfolio manager seeks opportunities that others may have overlooked.

The manager may see potential in value stocks, where investors may have temporarily pushed prices too low, or in fast-rising growth stocks, where investors have misjudged a company’s future growth.

The manager is supported by Putnam’s equity research analysts, who conduct thorough fundamental research, visiting companies and talking to their management, suppliers, and competitors to find out what each business is really worth. This research helps to identify companies whose stock prices may not reflect their long-range prospects.

While much has changed since 1925, Putnam Investors Fund continues to pursue a goal that never goes out of style — finding great companies for investors.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The market may not favor growth- or value-style investing.

Growth of a $10,000 investment since fund inception, 12/1/25, through 1/31/11

Plotted on a logarithmic scale so that comparable percentage changes appear similar

$16,033,652
9.05%
annualized return at NAV
$10,000,000
$1,000,000
$100,000
$10,000
$10,000
1929 Stock market crashes
1933 FDR introduces the New Deal
1941 U.S. enters WWII
1951 Color TV introduced in the U.S.
1959 Hawaii becomes 50th U.S. state
1969 Astronauts land on the moon
1973 Oil embargo leads to record-high oil prices and gas rationing
1981 First space shuttle launched
1989 Collapse of Berlin Wall
2000 Nasdaq peaks over 5000
2009 Worst post-war recession ends in the U.S.
SALE

Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

2

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark and Lipper category, the Standard & Poor’s 500 Index and Lipper Large-Cap Core Funds category, were introduced on 12/31/69 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager
Gerard Sullivan

Jerry, how did Putnam Investors Fund perform for the six months ended January 31, 2011?

I am pleased to report that the fund’s class A shares delivered a positive return of 18.00% at net asset value, outperforming the fund’s benchmark, the S&P 500 Index, which advanced 17.93%. The fund’s performance also topped the average 17.00% return for funds in its Lipper peer group, Large-Cap Core Funds.

The fund’s solid performance was due in part to my emphasis on cyclical businesses — those whose performance is tied to the overall economy. I positioned the portfolio in anticipation of improving economic conditions, and sectors such as materials and industrials were among the strongest performers for the fund.

What can you tell us about market conditions during this time?

The period began during a volatile time for the markets. Stocks had declined sharply for several months, largely in response to the sovereign debt crisis in Greece, which led to broader worries about debt issues in other European Union countries. In August, the first month of the semiannual period, stocks declined sharply as investors continued to become discouraged about the slow pace of the U.S. economic recovery.

September, however, marked a turning point, when the S&P 500 Index, the fund’s benchmark and a broad measure of U.S. stock performance, advanced 8.92% — its best September in 71 years. The U.S. economy continued to find its footing, and investors grew slightly less concerned about the possibility of a double-dip recession. Investors remained energized by this September rally, and stocks delivered strong results through January.

A number of positive factors drove the market advance, including the fact that so many businesses have aggressively managed their

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

inventories, pared back costs, and refinanced debt at historically low interest rates. Because companies today are so lean, a bit of demand can go a long way in terms of profitability, and stock valuations had the potential to improve vastly. The November elections also helped stocks, as investors were encouraged by the extension of current tax rates and the expectation of less-onerous legislation. Continued monetary policy accommodations worldwide were also beneficial. In the United States, the Federal Reserve announced that it would implement another round of quantitative easing, known as “QE2” — a plan to buy $600 billion in Treasury bonds to help stimulate the economy. This boosted investor confidence as well as stock prices.

Could you highlight some holdings or strategies that helped performance for the period?

A top performer for the fund was National Oilwell Varco, a manufacturer of equipment and components used in oil and gas drilling. Despite the oil spill in the Gulf of Mexico in April 2010, which halted offshore drilling activity, investment in drilling equipment has remained strong. This has contributed significantly to the profitability of National Oilwell, whose products are used on most major oil rigs.

Fund performance was also boosted by my decision to avoid the stock of Merck, a pharmaceutical giant that is a significant component of our benchmark, the S&P 500 Index. This stock, which did not meet my criteria for holding it in the portfolio, struggled during the period, due in part to setbacks in clinical trials for some of its products.

It is also worth noting that a number of stocks in the fund’s portfolio have benefited from overall improvement in the automotive industry. I maintained relatively small positions in several auto-related stocks that, as a group, made a positive contribution to returns. As a result of the economic downturn, automotive companies — car manufacturers as well as those that supply equipment and components — have

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

restructured their businesses significantly, with some filing for bankruptcy protection. Many of these companies are now leaner and well positioned for continued improvement in auto sales. Among the top performers for the period was Sensata Technologies, which produces sensors and controls for automobiles. Other fund holdings that benefited from this automotive theme were Ford Motor, TRW Automotive Holdings, Lear, a supplier of automotive seat systems, and Autoliv, a supplier of automotive safety systems.

What were some holdings or strategies that detracted from returns?

One example was Iridium Communications, which provides mobile voice and data communications via satellite. In my view, this is a fundamentally strong company whose stock tends to be volatile, in large part because it is misunderstood by many investors. It is not a well-known company, but it provides an important service — 100% global coverage — to users such as military personnel, first responders in crisis situations, and freight trucking companies. Some investors are concerned about the cost of replacing its satellites in the coming years, but, in my opinion, Iridium has a strong management team and all of its businesses have been growing. I believe there are a number of catalysts for long-term growth from this company, and I continued to hold it in the portfolio at the close of the period.

In the struggling health-care sector, Johnson & Johnson and Omnicare were detractors. Johnson & Johnson is working through some manufacturing issues, and Omnicare’s shares struggled following the resignation of the company’s CEO, which created uncertainty among investors. By the close of the period, I had sold Omnicare from the portfolio.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 1/31/11. Short-term holdings are excluded. Holdings will vary over time.

Fund performance was also dampened by my decision not to hold Internet retailers Amazon and eBay. Both stocks were solid performers for the period, and both companies took a significant amount of market share from traditional retailers during the critical holiday shopping season. While I continue to believe these stocks are too expensive, I underestimated their competitive power, and not owning them detracted from the fund’s relative performance for the six-month period.

What is your outlook as you enter the second half of the fund’s fiscal year?

I believe the business outlook remains positive, domestically and internationally. Central banks around the world appear to be committed to stimulating economic growth. And while unemployment rates are still fairly high around the world, they seem to be stabilizing. These are good signs for the market. At the same time, we have companies that have retrenched enormously in the past two years. U.S. companies continue to post record profits and have record amounts of cash on their balance sheets. These cash levels bode well for stocks because companies can use the money for stock buybacks and merger-and-acquisition activity, both potentially positive for share prices. We are seeing cost structures that are already leading to high profit margins — at a fairly low level of economic activity. If economic growth continues, profitability could surge, and as investors, we don’t want to miss that.

Of course, while we have seen some bright spots in the areas of industrial production and factory activity, housing and automobile sales remain weak. However, there seems to be a general sense that the economy will not slip back into recession. And finally, the federal government’s compromise to extend the Bush-era tax cuts resolved investors’ uncertainty and helped avoid tax increases that might have stalled the economic recovery.

My focus remains on fundamental research and bottom-up stock selection, which means

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

I’m more concerned with the long-term potential of individual companies than short-term developments in the markets or economy. I don’t get caught up in the day-to-day movements, but rather I make sure my research-intensive investment process stays intact, regardless of the macroeconomic environment.

Jerry, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard Sullivan has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

IN THE NEWS

The U.S. economic recovery is progressing, although the unemployment rate remains persistently high. Increases in exports, consumer spending, and existing home sales drove the fourth-quarter GDP growth of 2.8%, the Commerce Department reported. At its December meeting, the Federal Open Market Committee noted that the recent economic growth has been “insufficient to bring about a significant improvement in labor market conditions.” In January, the U.S. unemployment rate did inch down to 9.0% from 9.4%. Consumer spending remains constrained by high unemployment, while businesses may be investing more in equipment and less on new hires.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/1/25)		(3/1/93)		(7/26/99)		(12/2/94)		(1/21/03)	(1/7/97)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.05%	8.98%	8.02%	8.02%	8.23%	8.23%	8.29%	8.25%	8.78%	9.10%

10 years	–10.03	–15.18	–16.64	–16.64	–16.52	–16.52	–14.45	–17.43	–12.08	–7.84
Annual average	–1.05	–1.63	–1.80	–1.80	–1.79	–1.79	–1.55	–1.90	–1.28	–0.81

5 years	–4.04	–9.54	–7.72	–9.55	–7.59	–7.59	–6.46	–9.77	–5.21	–2.85
Annual average	–0.82	–1.99	–1.59	–1.99	–1.57	–1.57	–1.33	–2.04	–1.06	–0.58

3 years	–0.03	–5.80	–2.40	–5.31	–2.25	–2.25	–1.53	–4.97	–0.76	0.64
Annual average	–0.01	–1.97	–0.81	–1.80	–0.76	–0.76	–0.51	–1.68	–0.25	0.21

1 year	21.49	14.51	20.59	15.59	20.63	19.63	20.86	16.65	21.20	21.77

6 months	18.00	11.22	17.58	12.58	17.66	16.66	17.76	13.65	17.90	18.11

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Prior performance benefited from the receipt of a Tyco International, Ltd. class action settlement pertaining to investments made prior to 2003.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 1/31/11

		Lipper Large-Cap Core Funds
	S&P 500 Index	category average*

Annual average (life of fund)	—†	—†

10 years	13.76%	16.34%
Annual average	1.30	1.30

5 years	11.69	9.58
Annual average	2.24	1.77

3 years	–0.16	–1.29
Annual average	–0.05	–0.49

1 year	22.19	19.55

6 months	17.93	17.00

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/11, there were 1,081, 1,063, 914, 769, and 462 funds, respectively, in this Lipper category.

† The fund’s benchmark and Lipper category, the Standard & Poor’s 500 Index and Lipper Large-Cap Core Funds category, were introduced on 12/31/69 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 1/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	1	1		1	1

Income	$0.092		—	$0.005	$0.036		$0.065	$0.123

Capital gains	—		—	—	—		—	—

Total	$0.092		—	$0.005	$0.036		$0.065	$0.123

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/10	$11.15	$11.83	$10.01	$10.56	$10.52	$10.90	$11.00	$11.32

1/31/11	13.06	13.86	11.77	12.42	12.35	12.80	12.90	13.24

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/1/25)		(3/1/93)		(7/26/99)		(12/2/94)		(1/21/03)	(1/7/97)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.03%	8.96%	8.00%	8.00%	8.21%	8.21%	8.27%	8.23%	8.76%	9.07%

10 years	–13.36	–18.35	–19.72	–19.72	–19.69	–19.69	–17.63	–20.50	–15.41	–11.22
Annual average	–1.42	–2.01	–2.17	–2.17	–2.17	–2.17	–1.92	–2.27	–1.66	–1.18

5 years	–3.41	–8.98	–7.01	–8.85	–7.00	–7.00	–5.84	–9.13	–4.66	–2.22
Annual average	–0.69	–1.86	–1.44	–1.84	–1.44	–1.44	–1.20	–1.90	–0.95	–0.45

3 years	–10.67	–15.79	–12.75	–15.34	–12.70	–12.70	–12.07	–15.12	–11.38	–10.05
Annual average	–3.69	–5.57	–4.44	–5.40	–4.43	–4.43	–4.20	–5.32	–3.95	–3.47

1 year	14.06	7.48	13.29	8.29	13.30	12.29	13.47	9.47	13.81	14.34

6 months	23.61	16.55	23.23	18.23	23.18	22.18	23.29	18.93	23.46	23.76

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/10	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Annualized expense ratio for the six-month period
ended 1/31/11	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2010, to January 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.59	$10.69	$10.70	$9.33	$7.96	$5.22

Ending value (after expenses)	$1,180.00	$1,175.80	$1,176.60	$1,177.60	$1,179.00	$1,181.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2011, use the following calculation method. To find the value of your investment on August 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.11	$9.91	$9.91	$8.64	$7.37	$4.84

Ending value (after expenses)	$1,019.16	$1,015.38	$1,015.38	$1,016.64	$1,017.90	$1,020.42

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S.

3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2011, Putnam employees had approximately $352,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 1/31/11 (Unaudited)

COMMON STOCKS (99.8%)*	Shares	Value

Aerospace and defense (2.5%)
General Dynamics Corp.	66,800	$5,036,720

L-3 Communications Holdings, Inc.	69,700	5,454,025

Northrop Grumman Corp.	82,500	5,717,250

Precision Castparts Corp. S	36,900	5,276,331

Raytheon Co. S	75,060	3,752,249

Safran SA (France)	80,104	2,894,828

United Technologies Corp.	122,000	9,918,600

		38,050,003
Airlines (0.1%)
Delta Air Lines, Inc. † S	155,000	1,808,850

		1,808,850
Automotive (1.2%)
Ford Motor Co. † S	431,900	6,888,805

General Motors Co. †	96,100	3,506,689

Lear Corp. † S	37,800	3,992,814

TRW Automotive Holdings Corp. † S	77,111	4,600,442

		18,988,750
Banking (6.8%)
Bank of America Corp.	1,335,242	18,332,873

Bond Street Holdings, LLC 144A Class A † F	274,548	5,614,507

Citigroup, Inc. † S	2,377,100	11,457,622

First Southern Bancorp, Inc. Class B † F	112,320	1,906,632

JPMorgan Chase & Co.	749,473	33,681,317

NBH Holdings Corp. 144A Class A †	159,300	2,668,275

PNC Financial Services Group, Inc.	76,600	4,596,000

SunTrust Banks, Inc. S	103,400	3,146,462

Wells Fargo & Co.	723,098	23,442,837

		104,846,525
Beverage (3.0%)
Coca-Cola Co. (The)	352,300	22,142,055

Coca-Cola Enterprises, Inc.	256,200	6,445,992

Dr. Pepper Snapple Group, Inc.	96,000	3,401,280

Molson Coors Brewing Co. Class B	56,600	2,652,842

PepsiCo, Inc.	181,200	11,652,972

		46,295,141
Biotechnology (0.9%)
Amgen, Inc. † S	130,200	7,171,416

Celgene Corp. †	82,600	4,256,378

Dendreon Corp. †	51,900	1,818,576

		13,246,370
Broadcasting (0.2%)
CBS Corp. Class B	168,100	3,333,423

		3,333,423
Cable television (2.0%)
Comcast Corp. Class A S	685,600	15,597,400

DIRECTV Class A †	197,564	8,374,738

Time Warner Cable, Inc.	111,400	7,556,262

		31,528,400

COMMON STOCKS (99.8%)* cont.	Shares	Value

Chemicals (2.5%)
Albemarle Corp. S	62,458	$3,507,641

Dow Chemical Co. (The)	182,143	6,462,434

E.I. du Pont de Nemours & Co.	155,400	7,875,672

Huntsman Corp.	218,321	3,800,969

Lubrizol Corp. (The)	36,500	3,922,290

LyondellBasell Industries NV Class A (Netherlands) †	134,900	4,848,306

PPG Industries, Inc.	53,900	4,542,692

W.R. Grace & Co. †	84,737	3,007,316

		37,967,320
Coal (0.4%)
Alpha Natural Resources, Inc. †	79,100	4,250,043

Walter Energy, Inc.	18,400	2,396,968

		6,647,011
Commercial and consumer services (0.7%)
Alliance Data Systems Corp. † S	61,100	4,322,214

Booz Allen Hamilton Holding Corp. † S	193,860	3,617,428

Mastercard, Inc. Class A	12,000	2,838,120

		10,777,762
Communications equipment (2.6%)
Cisco Systems, Inc. †	669,000	14,149,350

Harris Corp.	75,100	3,495,154

Motorola Solutions, Inc. †	64,257	2,491,244

Nokia Corp. ADR (Finland) S	222,100	2,376,470

Qualcomm, Inc.	324,500	17,565,185

		40,077,403
Computers (7.4%)
Apple, Inc. †	115,667	39,248,126

EMC Corp. † S	486,000	12,096,540

Hewlett-Packard Co.	520,640	23,788,042

IBM Corp.	225,200	36,482,400

Seagate Technology †	223,200	3,124,800

		114,739,908
Conglomerates (2.7%)
General Electric Co.	1,216,800	24,506,352

Honeywell International, Inc.	77,200	4,323,972

Tyco International, Ltd.	293,400	13,153,122

		41,983,446
Consumer (0.2%)
Signet Jewelers, Ltd. (Bermuda) † S	55,000	2,336,400

		2,336,400
Consumer finance (0.5%)
Capital One Financial Corp. S	91,800	4,421,088

Discover Financial Services	130,900	2,695,231

		7,116,319
Consumer goods (3.0%)
Colgate-Palmolive Co.	95,900	7,362,243

Energizer Holdings, Inc. †	42,500	3,091,450

Estee Lauder Cos., Inc. (The) Class A S	25,300	2,036,650

Kimberly-Clark Corp.	115,600	7,482,788

Newell Rubbermaid, Inc.	213,100	4,102,175

Procter & Gamble Co. (The)	350,500	22,127,065

		46,202,371

COMMON STOCKS (99.8%)* cont.	Shares	Value

Consumer services (0.4%)
Avis Budget Group, Inc. † S	214,700	$2,971,448

Hertz Global Holdings, Inc. † S	170,600	2,509,526

		5,480,974
Electric utilities (2.1%)
AES Corp. (The) †	596,600	7,397,840

Ameren Corp. S	253,128	7,181,241

CMS Energy Corp. S	194,200	3,786,900

Edison International	228,200	8,279,096

Entergy Corp.	31,600	2,280,572

NV Energy, Inc.	270,100	3,881,337

		32,806,986
Electrical equipment (0.2%)
Emerson Electric Co.	45,400	2,673,152

		2,673,152
Electronics (3.1%)
Agilent Technologies, Inc. †	147,300	6,161,559

Altera Corp. S	99,700	3,745,729

Garmin, Ltd. S	72,400	2,232,092

Intel Corp.	465,200	9,983,192

SanDisk Corp. †	229,200	10,398,804

Sensata Technologies Holding NV (Netherlands) †	108,500	3,418,835

Texas Instruments, Inc.	343,900	11,661,649

		47,601,860
Energy (oil field) (1.9%)
National Oilwell Varco, Inc.	112,800	8,335,920

Schlumberger, Ltd.	218,824	19,473,148

Transocean, Ltd. (Switzerland) † S	28,400	2,270,012

		30,079,080
Energy (other) (0.2%)
First Solar, Inc. † S	22,900	3,539,882

		3,539,882
Engineering and construction (0.2%)
KBR, Inc. S	95,100	3,052,710

		3,052,710
Financial (0.8%)
Assurant, Inc.	151,200	5,931,576

CME Group, Inc.	19,200	5,924,352

		11,855,928
Food (0.4%)
H.J. Heinz Co.	77,100	3,662,250

Hershey Co. (The) S	68,700	3,207,603

		6,869,853
Forest products and packaging (0.9%)
International Paper Co.	86,200	2,489,456

MeadWestvaco Corp.	135,900	3,890,817

Sealed Air Corp. S	120,500	3,216,145

Weyerhaeuser Co.	171,200	3,968,416

		13,564,834
Health-care services (3.8%)
Aetna, Inc.	328,600	10,824,084

AmerisourceBergen Corp.	90,700	3,252,502

Cardinal Health, Inc.	221,400	9,190,314

COMMON STOCKS (99.8%)* cont.	Shares	Value

Health-care services cont.
CIGNA Corp.	166,562	$6,998,935

Community Health Systems, Inc. †	72,600	2,549,712

HealthSouth Corp. † S	134,000	3,031,080

Lincare Holdings, Inc. S	102,200	2,764,510

McKesson Corp.	141,300	10,621,521

Quest Diagnostics, Inc.	43,700	2,488,715

WellPoint, Inc. †	108,100	6,715,172

		58,436,545
Insurance (3.9%)
ACE, Ltd.	167,900	10,340,961

Aflac, Inc.	53,800	3,097,804

Assured Guaranty, Ltd. (Bermuda)	190,950	2,761,137

Berkshire Hathaway, Inc. Class B †	71,880	5,876,190

Hartford Financial Services Group, Inc. (The)	120,500	3,347,490

MBIA, Inc. † S	127,178	1,360,805

MetLife, Inc.	121,300	5,551,901

Prudential Financial, Inc.	217,300	13,366,123

RenaissanceRe Holdings, Ltd. S	48,400	3,176,008

Travelers Cos., Inc. (The)	135,100	7,600,726

XL Group PLC	136,000	3,117,120

		59,596,265
Investment banking/Brokerage (2.6%)
Ameriprise Financial, Inc. S	63,300	3,902,445

BlackRock, Inc. S	43,503	8,614,464

Goldman Sachs Group, Inc. (The)	106,800	17,474,616

Legg Mason, Inc.	90,400	2,994,952

Morgan Stanley	246,400	7,244,160

		40,230,637
Lodging/Tourism (0.2%)
Wyndham Worldwide Corp. S	131,600	3,701,908

		3,701,908
Machinery (1.6%)
AGCO Corp. † S	56,700	2,874,690

CNH Global NV (Netherlands) †	95,825	4,640,805

Cummins, Inc.	28,800	3,049,344

Parker Hannifin Corp. S	114,000	10,192,740

Timken Co. S	96,900	4,556,238

		25,313,817
Manufacturing (1.4%)
Eaton Corp. S	56,700	6,121,332

Illinois Tool Works, Inc.	118,500	6,338,565

Ingersoll-Rand PLC S	188,400	8,892,480

		21,352,377
Media (1.0%)
Interpublic Group of Companies, Inc. (The) †	574,900	6,145,681

Time Warner, Inc.	149,766	4,710,141

Walt Disney Co. (The)	98,300	3,820,921

		14,676,743

COMMON STOCKS (99.8%)* cont.	Shares	Value

Medical technology (1.5%)
Baxter International, Inc.	148,900	$7,220,161

Medtronic, Inc.	260,900	9,997,688

Pall Corp.	46,600	2,582,106

Waters Corp. † S	38,300	2,925,737

		22,725,692
Metals (0.8%)
Freeport-McMoRan Copper & Gold, Inc. Class B	91,300	9,928,875

Teck Resources Limited Class B (Canada)	41,100	2,490,660

		12,419,535
Office equipment and supplies (0.2%)
Avery Dennison Corp. S	73,000	3,072,570

		3,072,570
Oil and gas (10.0%)
Chevron Corp.	401,400	38,104,902

Cimarex Energy Co.	55,400	5,768,802

ConocoPhillips S	146,600	10,476,036

Devon Energy Corp. S	48,800	4,328,072

Exxon Mobil Corp.	520,162	41,966,668

Hess Corp.	114,200	9,606,504

Linn Energy, LLC (Units)	90,400	3,578,936

Marathon Oil Corp.	192,100	8,778,970

Occidental Petroleum Corp.	245,700	23,754,276

Plains Exploration & Production Co. †	92,300	3,267,420

QEP Resources, Inc.	87,700	3,564,128

Seadrill, Ltd. (Norway)	76,970	2,551,556

		155,746,270
Pharmaceuticals (5.3%)
Abbott Laboratories	211,400	9,546,824

GlaxoSmithKline PLC ADR (United Kingdom) S	54,800	1,990,884

Johnson & Johnson	555,400	33,196,258

Novartis AG ADR (Switzerland)	74,600	4,167,156

Pfizer, Inc.	1,716,326	31,271,460

Somaxon Pharmaceuticals, Inc. † S	517,123	1,561,711

		81,734,293
Publishing (0.3%)
McGraw-Hill Cos., Inc. (The)	99,600	3,882,408

		3,882,408
Railroads (0.8%)
CSX Corp.	51,900	3,664,140

Kansas City Southern † S	39,500	1,974,210

Union Pacific Corp.	65,700	6,217,191

		11,855,541
Real estate (0.8%)
Annaly Capital Management, Inc. R S	205,492	3,663,922

Campus Crest Communities, Inc. R S	180,321	2,380,237

CBL & Associates Properties, Inc. R S	130,201	2,221,229

HCP, Inc. R	84,549	3,135,922

Terreno Realty Corp. † R	76,874	1,370,663

		12,771,973

COMMON STOCKS (99.8%)* cont.	Shares	Value

Regional Bells (2.0%)
AT&T, Inc.	599,505	$16,498,378

Verizon Communications, Inc. S	417,100	14,857,102

		31,355,480
Restaurants (0.9%)
McDonald’s Corp.	192,900	14,210,943

		14,210,943
Retail (4.7%)
AnnTaylor Stores Corp. † S	191,700	4,240,404

Bed Bath & Beyond, Inc. † S	44,800	2,150,400

Best Buy Co., Inc.	88,200	2,998,800

Coach, Inc.	43,400	2,347,506

CVS Caremark Corp.	176,310	6,029,802

Dollar General Corp. † S	131,218	3,649,173

Home Depot, Inc. (The) S	208,300	7,659,191

Limited Brands, Inc.	164,500	4,809,980

Lowe’s Cos., Inc.	107,300	2,661,040

OfficeMax, Inc. †	155,200	2,494,064

Ross Stores, Inc.	51,200	3,338,240

Safeway, Inc. S	220,100	4,553,869

Target Corp.	158,600	8,696,038

Urban Outfitters, Inc. †	68,100	2,303,142

Wal-Mart Stores, Inc. S	271,700	15,234,219

		73,165,868
Schools (0.1%)
Career Education Corp. † S	89,300	2,003,892

		2,003,892
Semiconductor (0.6%)
Applied Materials, Inc.	254,800	3,997,812

Novellus Systems, Inc. †	134,600	4,855,022

		8,852,834
Shipping (0.8%)
Ryder System, Inc. S	85,200	4,096,416

Scorpio Tankers, Inc. (Monaco) † S	199,955	1,961,559

United Parcel Service, Inc. Class B	96,400	6,904,168

		12,962,143
Software (4.0%)
Adobe Systems, Inc. †	82,100	2,713,405

Autodesk, Inc. † S	77,200	3,140,496

BMC Software, Inc. †	87,400	4,168,980

CA, Inc.	281,200	6,692,560

Microsoft Corp.	796,300	22,077,418

Oracle Corp.	722,300	23,135,269

		61,928,128
Technology services (2.5%)
Accenture PLC Class A	123,063	6,334,053

Check Point Software Technologies, Ltd. (Israel) † S	51,900	2,312,145

Google, Inc. Class A †	34,713	20,840,297

Unisys Corp. †	93,880	2,659,620

VeriSign, Inc. S	123,100	4,142,315

Western Union Co. (The)	120,600	2,445,768

		38,734,198

COMMON STOCKS (99.8%)* cont.	Shares	Value

Telecommunications (0.5%)
Iridium Communications, Inc. † S	920,324	$7,068,088

		7,068,088
Textiles (0.3%)
Hanesbrands, Inc. †	84,200	1,938,284

VF Corp.	28,400	2,349,248

		4,287,532
Tobacco (1.5%)
Philip Morris International, Inc.	398,300	22,798,692

		22,798,692
Toys (0.5%)
Hasbro, Inc.	164,100	7,235,169

		7,235,169
Trucks and parts (0.3%)
Autoliv, Inc. (Sweden) S	54,100	4,154,880

		4,154,880

Total common stocks (cost $1,434,339,438)		$1,539,745,082

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Citigroup, Inc.	1/4/19	$10.61	697,374	$690,400

Total warrants (cost $704,348)				$690,400

PREFERRED STOCKS (—%)*	Shares	Value

First Southern Bancorp 5.00% cum. pfd. (acquired 12/17/09,
cost $192,000) † ‡ F	192	$192,000

Total preferred stocks (cost $192,000)		$192,000

SHORT-TERM INVESTMENTS (11.6%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.20% [d]	177,033,909	$177,033,909

Putnam Money Market Liquidity Fund 0.17% [e]	2,473,750	2,473,750

Total short-term investments (cost $179,507,659)		$179,507,659

TOTAL INVESTMENTS

Total investments (cost $1,614,743,445)		$1,720,135,141

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2010 through January 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,543,211,284.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at the close of the reporting period was $192,000, or less than 0.1% of net assets.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$63,951,689	$—	$—

Capital goods	94,774,681	2,894,828	—

Communication services	69,951,968	—	—

Conglomerates	41,983,446	—	—

Consumer cyclicals	131,802,292	—	—

Consumer staples	154,445,537	—	—

Energy	196,012,243	—	—

Financials	226,228,233	2,668,275	7,521,139

Health care	176,142,900	—	—

Technology	311,934,331	—	—

Transportation	26,626,534	—	—

Utilities and power	32,806,986	—	—

Total common stocks	1,526,660,840	5,563,103	7,521,139
Preferred stocks	—	—	192,000

Warrants	690,400	—	—

Short-term investments	2,473,750	177,033,909	—

Totals by level	$1,529,824,990	$182,597,012	$7,713,139

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/11 (Unaudited)

ASSETS

Investment in securities, at value, including $173,572,122 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,435,235,786)	$1,540,627,482
Affiliated issuers (identified cost $179,507,659) (Notes 1 and 6)	179,507,659

Dividends, interest and other receivables	1,471,846

Receivable for shares of the fund sold	474,805

Receivable for investments sold	25,283,318

Total assets	1,747,365,110

LIABILITIES

Payable for investments purchased	22,264,137

Payable for shares of the fund repurchased	2,496,209

Payable for compensation of Manager (Note 2)	737,408

Payable for investor servicing fees (Note 2)	344,772

Payable for custodian fees (Note 2)	10,803

Payable for Trustee compensation and expenses (Note 2)	647,410

Payable for administrative services (Note 2)	2,836

Payable for distribution fees (Note 2)	405,834

Collateral on securities loaned, at value (Note 1)	177,033,909

Other accrued expenses	210,508

Total liabilities	204,153,826

Net assets	$1,543,211,284

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,200,029,757

Undistributed net investment income (Note 1)	5,730,115

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,767,940,284)

Net unrealized appreciation of investments	105,391,696

Total — Representing net assets applicable to capital shares outstanding	$1,543,211,284

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,366,262,237 divided by 104,599,084 shares)	$13.06

Offering price per class A share (100/94.25 of $13.06)*	$13.86

Net asset value and offering price per class B share ($80,511,542 divided by 6,838,664 shares)**	$11.77

Net asset value and offering price per class C share ($36,009,880 divided by 2,900,276 shares)**	$12.42

Net asset value and redemption price per class M share ($22,431,352 divided by 1,815,942 shares)	$12.35

Offering price per class M share (100/96.50 of $12.35)*	$12.80

Net asset value, offering price and redemption price per class R share
($1,584,462 divided by 122,831 shares)	$12.90

Net asset value, offering price and redemption price per class Y share
($36,411,811 divided by 2,749,187 shares)	$13.24

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $18,815)	$15,264,699

Interest (including interest income of $1,232 from investments in affiliated issuers) (Note 6)	23,442

Securities lending (Note 1)	154,163

Total investment income	15,442,304

EXPENSES

Compensation of Manager (Note 2)	4,164,714

Investor servicing fees (Note 2)	2,509,896

Custodian fees (Note 2)	11,813

Trustee compensation and expenses (Note 2)	78,485

Administrative services (Note 2)	20,942

Distribution fees — Class A (Note 2)	1,635,633

Distribution fees — Class B (Note 2)	404,393

Distribution fees — Class C (Note 2)	172,319

Distribution fees — Class M (Note 2)	81,201

Distribution fees — Class R (Note 2)	3,780

Other	249,666

Total expenses	9,332,842

Expense reduction (Note 2)	(78,270)

Net expenses	9,254,572

Net investment income	6,187,732

Net realized gain on investments (Notes 1 and 3)	71,726,136

Net realized loss on foreign currency transactions (Note 1)	(8,664)

Net unrealized appreciation of investments during the period	166,469,950

Net gain on investments	238,187,422

Net increase in net assets resulting from operations	$244,375,154

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/11*	Year ended 7/31/10

Operations:
Net investment income	$6,187,732	$10,320,991

Net realized gain on investments and
foreign currency transactions	71,717,472	137,678,716

Net unrealized appreciation of investments	166,469,950	45,902,633

Net increase in net assets resulting from operations	244,375,154	193,902,340

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(9,767,573)	(18,402,894)

Class B	—	(828,039)

Class C	(14,861)	(284,625)

Class M	(67,456)	(227,779)

Class R	(8,308)	(18,263)

Class Y	(355,636)	(1,596,496)

Redemption fees (Note 1)	—	1,201

Decrease from capital share transactions (Note 4)	(114,422,829)	(275,273,864)

Total increase (decrease) in net assets	119,738,491	(102,728,419)

NET ASSETS

Beginning of period	1,423,472,793	1,526,201,212

End of period (including undistributed net investment income
of $5,730,115 and $9,756,217, respectively)	$1,543,211,284	$1,423,472,793

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
January 31, 2011**	$11.15	.05	1.95	2.00	(.09)	(.09)	—	—	$13.06	18.00 *	$1,366,262	.60*	.45*	37.80*
July 31, 2010	10.04	.08	1.18	1.26	(.15)	(.15)	— [d]	—	11.15	12.59	1,252,067	1.27	.72	97.47
July 31, 2009	12.05	.13	(2.12) [e]	(1.99)	(.02)	(.02)	— [d]	— [d,f]	10.04	(16.44) [e]	1,263,196	1.21 [g]	1.36 [g]	105.72
July 31, 2008	15.35	.03	(3.33)	(3.30)	—	—	— [d]	—	12.05	(21.50)	1,520,659	1.16 [g]	.22 [g]	126.73
July 31, 2007	13.49	.01	1.88	1.89	(.03)	(.03)	— [d]	—	15.35	14.03	2,449,873	1.08 [g]	.06 [g]	83.62
July 31, 2006	13.21	.05 [h]	.37	.42	(.14)	(.14)	— [d]	—	13.49	3.17 [h]	2,163,353	1.02 [g,h]	.40 [g,h]	111.46

Class B
January 31, 2011**	$10.01	.01	1.75	1.76	—	—	—	—	$11.77	17.58 *	$80,512	.98*	.08*	37.80*
July 31, 2010	9.02	— [d]	1.07	1.07	(.08)	(.08)	— [d]	—	10.01	11.81	82,483	2.02	(.01)	97.47
July 31, 2009	10.89	.05	(1.92) [e]	(1.87)	—	—	— [d]	— [d,f]	9.02	(17.17) [e]	114,357	1.96 [g]	.63 [g]	105.72
July 31, 2008	13.99	(.07)	(3.03)	(3.10)	—	—	— [d]	—	10.89	(22.16)	193,547	1.91 [g]	(.55) [g]	126.73
July 31, 2007	12.36	(.09)	1.72	1.63	—	—	— [d]	—	13.99	13.19	520,001	1.83 [g]	(.67) [g]	83.62
July 31, 2006	12.11	(.04) [h]	.33	.29	(.04)	(.04)	— [d]	—	12.36	2.39 [h]	852,123	1.77 [g,h]	(.33) [g,h]	111.46

Class C
January 31, 2011**	$10.56	.01	1.86	1.87	(.01)	(.01)	—	—	$12.42	17.66 *	$36,010	.98*	.07*	37.80*
July 31, 2010	9.53	— [d]	1.11	1.11	(.08)	(.08)	— [d]	—	10.56	11.67	32,969	2.02	(.03)	97.47
July 31, 2009	11.49	.06	(2.02) [e]	(1.96)	—	—	— [d]	— [d,f]	9.53	(17.06) [e]	35,155	1.96 [g]	.62 [g]	105.72
July 31, 2008	14.75	(.07)	(3.19)	(3.26)	—	—	— [d]	—	11.49	(22.10)	36,892	1.91 [g]	(.54) [g]	126.73
July 31, 2007	13.03	(.10)	1.82	1.72	—	—	— [d]	—	14.75	13.20	72,429	1.83 [g]	(.69) [g]	83.62
July 31, 2006	12.77	(.05) [h]	.35	.30	(.04)	(.04)	— [d]	—	13.03	2.38 [h]	55,484	1.77 [g,h]	(.35) [g,h]	111.46

Class M
January 31, 2011**	$10.52	.02	1.85	1.87	(.04)	(.04)	—	—	$12.35	17.76 *	$22,431	.86*	.20*	37.80*
July 31, 2010	9.49	.02	1.12	1.14	(.11)	(.11)	— [d]	—	10.52	11.99	20,818	1.77	.22	97.47
July 31, 2009	11.42	.08	(2.01) [e]	(1.93)	—	—	— [d]	— [d,f]	9.49	(16.90) [e]	20,862	1.71 [g]	.87 [g]	105.72
July 31, 2008	14.62	(.04)	(3.16)	(3.20)	—	—	— [d]	—	11.42	(21.89)	21,936	1.66 [g]	(.28) [g]	126.73
July 31, 2007	12.88	(.06)	1.80	1.74	—	—	— [d]	—	14.62	13.51	39,263	1.58 [g]	(.43) [g]	83.62
July 31, 2006	12.62	(.01) [h]	.34	.33	(.07)	(.07)	— [d]	—	12.88	2.62 [h]	41,165	1.52 [g,h]	(.09) [g,h]	111.46

Class R
January 31, 2011**	$11.00	.04	1.93	1.97	(.07)	(.07)	—	—	$12.90	17.90 *	$1,584	.73*	.32*	37.80*
July 31, 2010	9.91	.05	1.17	1.22	(.13)	(.13)	— [d]	—	11.00	12.34	1,410	1.52	.46	97.47
July 31, 2009	11.90	.11	(2.10) [e]	(1.99)	— [d]	— [d]	— [d]	— [d,f]	9.91	(16.70) [e]	1,309	1.46 [g]	1.11 [g]	105.72
July 31, 2008	15.20	— [d]	(3.30)	(3.30)	—	—	— [d]	—	11.90	(21.71)	1,446	1.41 [g]	— [g,i]	126.73
July 31, 2007	13.39	(.03)	1.87	1.84	(.03)	(.03)	— [d]	—	15.20	13.77	1,354	1.33 [g]	(.20) [g]	83.62
July 31, 2006	13.16	.01 [h]	.37	.38	(.15)	(.15)	— [d]	—	13.39	2.87 [h]	541	1.27 [g,h]	.11 [g,h]	111.46

Class Y
January 31, 2011**	$11.32	.07	1.97	2.04	(.12)	(.12)	—	—	$13.24	18.11 *	$36,412	.48*	.58*	37.80*
July 31, 2010	10.18	.11	1.21	1.32	(.18)	(.18)	— [d]	—	11.32	12.96	33,725	1.02	1.02	97.47
July 31, 2009	12.25	.13	(2.14) [e]	(2.01)	(.06)	(.06)	— [d]	— [d,f]	10.18	(16.31) [e]	91,321	.95 [g]	1.58 [g]	105.72
July 31, 2008	15.56	.07	(3.38)	(3.31)	—	—	— [d]	—	12.25	(21.27)	707,086	.91 [g]	.48 [g]	126.73
July 31, 2007	13.67	.05	1.91	1.96	(.07)	(.07)	— [d]	—	15.56	14.33	716,713	.83 [g]	.31 [g]	83.62
July 31, 2006	13.39	.09 [h]	.36	.45	(.17)	(.17)	— [d]	—	13.67	3.38 [h]	631,912	.77 [g,h]	.65 [g,h]	111.46

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to the following amounts per share outstanding on March 13, 2009:

Per share

Class A	$0.03

Class B	0.03

Class C	0.03

Class M	0.03

Class R	0.03

Class Y	0.04

This payment resulted in an increase to total returns of 0.25% for the year ended July 31, 2009.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009.

g Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class, reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2009	0.09%

July 31, 2008	<0.01

July 31, 2007	<0.01

July 31, 2006	<0.01

h Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.06% of average net assets for the period ended July 31, 2006.

i Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Investors Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek long-term growth of capital and any increased income that results from this growth by investing in a portfolio primarily consisting of common stocks of large U.S. companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2010 through January 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $173,572,122 and the fund received cash collateral of $177,033,909.

E) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an inter-fund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2010, the fund had a capital loss carryover of $1,831,117,602 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$852,424,683	July 31, 2011

27,643,525	July 31, 2015

87,393,172	July 31, 2016

600,896,767	July 31, 2017

262,759,455	July 31, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2011 $3,984,358 of losses recognized during the period November 1, 2009 to July 31, 2010.

The aggregate identified cost on a tax basis is $1,619,299,241, resulting in gross unrealized appreciation and depreciation of $207,180,265 and $106,344,365, respectively, or net unrealized appreciation of $100,835,900.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.710% of the first $5 billion, 0.660% of the next $5 billion, 0.610% of the next $10 billion, 0.560% of the next $10 billion, 0.510% of the next $50 billion, 0.490% of the next $50 billion, 0.480% of the next $100 billion and 0.475% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,553 under the expense offset arrangements and by $74,717 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $968, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $29,487 and $608 from the sale of class A and class M shares, respectively, and received $46,543 and $330 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $548,590,817 and $665,475,336, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Six months ended 1/31/11		Year ended 7/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	2,421,532	$29,183,068	7,977,475	$89,504,471

Shares issued in connection with
reinvestment of distributions	714,149	8,819,737	1,509,488	16,770,633

	3,135,681	38,002,805	9,486,963	106,275,104

Shares repurchased	(10,853,856)	(130,076,802)	(23,031,758)	(256,477,196)

Net decrease	(7,718,175)	$(92,073,997)	(13,544,795)	$(150,202,092)

	Six months ended 1/31/11		Year ended 7/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	229,411	$2,470,910	635,223	$6,380,036

Shares issued in connection with
reinvestment of distributions	—	—	79,873	801,130

	229,411	2,470,910	715,096	7,181,166

Shares repurchased	(1,630,065)	(17,560,167)	(5,147,332)	(51,740,585)

Net decrease	(1,400,654)	$(15,089,257)	(4,432,236)	$(44,559,419)

	Six months ended 1/31/11		Year ended 7/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	100,104	$1,123,646	215,901	$2,277,837

Shares issued in connection with
reinvestment of distributions	1,084	12,733	23,353	247,072

	101,188	1,136,379	239,254	2,524,909

Shares repurchased	(322,289)	(3,647,888)	(808,623)	(8,565,194)

Net decrease	(221,101)	$(2,511,509)	(569,369)	$(6,040,285)

	Six months ended 1/31/11		Year ended 7/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	52,913	$605,454	124,781	$1,306,948

Shares issued in connection with
reinvestment of distributions	5,637	65,893	20,924	220,116

	58,550	671,347	145,705	1,527,064

Shares repurchased	(220,971)	(2,514,062)	(365,961)	(3,841,058)

Net decrease	(162,421)	$(1,842,715)	(220,256)	$(2,313,994)

	Six months ended 1/31/11		Year ended 7/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	12,692	$149,810	33,652	$369,744

Shares issued in connection with
reinvestment of distributions	681	8,308	1,659	18,217

	13,373	158,118	35,311	387,961

Shares repurchased	(18,728)	(222,645)	(39,231)	(441,164)

Net decrease	(5,355)	$(64,527)	(3,920)	$(53,203)

	Six months ended 1/31/11		Year ended 7/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	270,680	$3,310,558	1,129,352	$12,623,876

Shares issued in connection with
reinvestment of distributions	26,586	332,855	140,368	1,580,539

	297,266	3,643,413	1,269,720	14,204,415

Shares repurchased	(528,452)	(6,484,237)	(7,257,640)	(86,309,286)

Net decrease	(231,186)	$(2,840,824)	(5,987,920)	$(72,104,871)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	$690,400	Payables	$—

Total		$690,400		$—

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Total

Equity contracts	$(13,948)	$(13,948)

Total	$(13,948)	$(13,948)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,232 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $71,925,063 and $71,526,670, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Francis J. McNamara, III
Vice President and
Investment Sub-Manager	Officers	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	James P. Pappas
London, England SW1A 1LD		Vice President
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Judith Cohen
Putnam Retail Management	Principal Executive	Vice President, Clerk and
One Post Office Square	Officer, Treasurer and	Assistant Treasurer
Boston, MA 02109	Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President, Senior Associate
State Street Bank	Vice President and	Treasurer and Assistant Clerk
and Trust Company	Principal Financial Officer
Nancy E. Florek
Legal Counsel	Janet C. Smith	Vice President, Assistant Clerk,
Ropes & Gray LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
Paul L. Joskow

This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA012 265915 3/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investors Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: March 31, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2011